Exhibit 10(b)(5)(c)

AMENDMENT NO. 2 dated as of June 1, 2007 among NewStar Structured Finance Opportunities, LLC (the “Issuer”), NewStar Financial, Inc., as limited recourse provider (the “Limited Recourse Provider”), MMP-5 Funding, LLC, Fenway Capital, LLC, Fenway Funding, LLC, Natixis Financial Products Inc., as agent for the Investors (in such capacity, together with its successors in such capacity, the “Investor Agent”) and U.S. Bank National Association, as trustee (in such capacity, together with its successors and assigns, the “Trustee”).

Reference is made to the Note Purchase Agreement dated as of March 21, 2006 (as amended, modified and/or supplemented prior to the effectiveness hereof, the “Note Purchase Agreement”) among the Issuer, the Limited Recourse Provider, MMP-5 Funding, LLC, as Swingline Investor, the Investors party thereto, the Investor Agent and the Trustee. The parties to the Note Purchase Agreement wish to amend the Note Purchase Agreement to the extent provided herein. Accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Terms used but not defined herein have the respective meanings given to such terms in the Note Purchase Agreement.

Section 2. Amendments to Note Purchase Agreement. Effective as of the date hereof, but subject to the execution and delivery of this Amendment No. 2 by each of the intended parties hereto, Section 6.1(o) of the Note Purchase Agreement shall be amended and restated in its entirety as follows:

“(o) the Engagement Letter has been terminated by NewStar Without Cause (as defined in the Engagement Letter) or has been terminated by IXIS CM With Cause (as so defined) or any of the provisions of the Engagement Letter have been breached by NewStar in any material respect; or”

Section 3. Representations and Warranties. The Issuer represents and warrants to each Investor and the Investor Agent that after giving effect to this Amendment No. 2, (a) no Default shall have occurred and be continuing and (b) the representations and warranties of the Issuer contained in the Note Purchase Agreement and each of the other Financing Documents shall be true and correct, except where such representation or warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct as so qualified as of such date (unless stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

Section 4. Continuing Effectiveness. Except as amended hereby, the Note Purchase Agreement shall remain unchanged and in full force and effect, and each reference to the Note Purchase Agreement in the Financing Documents shall be deemed to be a reference to the Note Purchase Agreement as amended hereby.

Section 5. Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment No. 2 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Governing Law. This Amendment No. 2 shall be construed in accordance with and be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

NEWSTAR STRUCTURED FINANCE OPPORTUNITIES, LLC

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Managing Director

NEWSTAR FINANCIAL. INC. as Limited Recourse Provider

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Managing Director

MMP-5 FUNDING, LLC as Investor and Swingline Investor

By:
Name:
Title:

FENWAY CAPITAL, LLC as Investor

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

NEWSTAR STRUCTURED FINANCE OPPORTUNITIES, LLC

By:
Name:
Title:

NEWSTAR FINANCIAL, INC. as Limited Recourse Provider

By:
Name:
Title:

MMP-5 FUNDING, LLC as Investor and Swingline Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title.	Vice President

FENWAY CAPITAL, LLC as Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title.	Vice President

FENWAY FUNDING, LLC as Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

NATIXIS FINANCIAL PRODUCTS INC. as Investor Agent

By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

By:
Name:
Title:

FENWAY FUNDING, LLC as Investor

By:
Name:
Title:

NATIXIS FINANCIAL PRODUCTS INC. as Investor Agent

By:	/s/ Ralph J. Inglese
Name:	Ralph J. Inglese
Title:	Managing Director

By:	/s/ Christopher Hayden
Name:	Christopher Hayden
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

By:
Name:
Title:

FENWAY FUNDING, LLC as Investor

By:
Name:
Title:

NATIXIS FINANCIAL PRODUCTS INC. as Investor Agent

By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as Trustee

By:	/s/ Kyle Harcourt
Name:	Kyle Harcourt
Title:	Vice President